Exhibit 10.1

SECOND AMENDMENT

TO

CREDIT AGREEMENT

dated as of

January 2, 2026

among

MURPHY OIL CORPORATION,
MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL,

and

MURPHY OIL COMPANY LTD.,
as Borrowers

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

and

The Lenders Party Hereto

Second Amendment to Credit Agreement

THIS Second Amendment to Credit Agreement (this “Second Amendment”) dated as of January 2, 2026 is among MURPHY OIL CORPORATION, a Delaware corporation (the “Company”), MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL, a Delaware corporation (“Expro-Intl.”), MURPHY OIL COMPANY LTD., a Canadian corporation (“MOCL” and, together with the Company and Expro-Intl., collectively, the “Borrowers”); the undersigned Guarantors; JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.       The Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 7, 2024 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrowers.

B.       The Borrowers have requested and the undersigned Administrative Agent and Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein.

C.       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                  Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.                                  Amendments to Credit Agreement.

2.1       Amendment to Cover Page. The cover page to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Second Amendment.

2.2       Amendment to Introductory Paragraph. The introductory paragraph to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Credit Agreement dated as of October 7, 2024, among Murphy Oil Corporation, a Delaware corporation (the “Company”), MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL, a Delaware corporation (“Expro-Intl.”), Murphy Oil Company Ltd., a Canadian corporation (“MOCL”), the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, BANK OF AMERICA, N.A., BANK OZK, CAPITAL ONE, NATIONAL ASSOCIATION, MUFG BANK, LTD., THE BANK OF NOVA SCOTIA, HOUSTON BRANCH (“Scotiabank”), and REGIONS BANK, as Co-Syndication Agents, and SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agent.

2.3       Amendments to Section 1.01.

(a)                 Each of the following defined terms is hereby amended and restated in its entirety to read as follows:

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) zero; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR Rate” means for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) zero; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Agreement” means this Credit Agreement, as amended by the First Amendment and the Second Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

“Applicable Rate” means, for any day, with respect to any ABR Loan or Term Benchmark Loan, RFR Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth in the following grid under the caption “ABR Spread”, “Term Benchmark Spread”, “RFR Spread” or “Commitment Fee Rate”, as the case may be, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt:

Level	Index Debt Ratings	Commitment Fee Rate	Term Benchmark and RFR Spread	ABR Spread
I	BBB / Baa2 or higher	0.175%	1.250%	0.250%
II	BBB- / Baa3	0.200%	1.500%	0.500%
III	BB+ / Ba1	0.400%	2.125%	1.125%
IV	BB / Ba2	0.500%	2.250%	1.250%
V	BB- / Ba3 or lower	0.500%	2.750%	1.750%

For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agency shall be deemed to have established a rating in Level V; (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different categories, the rate shall be based on the higher of the two ratings unless one of the ratings is two or more Levels lower than the other, in which case the rate shall be determined by reference to the Level one Level lower than the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the third Business Day following the date on which it is first announced by the applicable rating agency. Each change in the rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

“Co-Syndication Agents” means each of Bank of America, N.A., Capital One, National Association, MUFG Bank, Ltd., Scotiabank, Regions Bank and Bank OZK, in its capacity as syndication agent for the Lenders hereunder.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and Section 2.18.(b), (b) increased pursuant to Section 2.20, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The amount of each Lender’s Commitment on the Second Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments on the Second Amendment Effective Date is $2,000,000,000.00.

“Fee Letter” means each of (a) that certain Fee Letter dated as of September 19, 2024, by and among the Company and JPMorgan Chase Bank, N.A., (b) that certain Fee Letter dated as of December 23, 2025, by and among the Company and JPMorgan Chase Bank, N.A., (c) that certain Fee Letter dated as of December 23, 2025, by and among the Company and BofA Securities, Inc., Bank of America, N.A., Bank OZK, Capital One, National Association, MUFG Bank, Ltd., Regions Bank, Regions Capital Markets, a Division of Regions Bank, and Scotiabank and (d) any other fee letter between the Company and any Lender.

“Investment Grade Rating Date” means the first date on which the Company obtains an Investment Grade Rating from one of Moody’s or S&P.

“Issuing Bank” means (a) each of (i) JPMorgan Chase Bank, N.A., (ii) Bank of America, N.A, (iii) Bank OZK, (iv) Capital One, National Association, (v) MUFG Bank, Ltd. (vi) Regions Bank and (vii) Scotiabank and (b) any other Lender acceptable to the Administrative Agent and the Company that has agreed in its sole discretion to become an Issuing Bank hereunder pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, in each case, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i) (in the case of each of clauses (a) and (b), through itself or through one of its designated affiliates or branch offices). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank.

“Lead Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., Bank OZK, Capital One, National Association, MUFG Bank, Ltd., Regions Capital Markets, a Division of Regions Bank, and Scotiabank, in their respective capacities as co-lead arrangers and joint bookrunners hereunder, in their respective capacities as co-lead arrangers and joint bookrunners hereunder.

“Letter of Credit Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of the Letter of Credit Commitment (a) for each of (i) JPMorgan Chase Bank, N.A., (ii) Bank of America, N.A., (iii) Bank OZK, (iv) Capital One, National Association, (v) MUFG Bank, Ltd., (vi) Regions Bank, and (vii) Scotiabank is $30,000,000, and (b) for any other Lender that is an Issuing Bank, is the amount agreed to in writing by such Issuing Bank as its Letter of Credit Commitment hereunder; or if an Issuing Bank has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Effective Date, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent; provided that the Letter of Credit Commitment of an Issuing Bank may be modified from time to time by agreement between such Issuing Bank and the Company, and notified to the Administrative Agent; provided further that the total Letter of Credit Commitments shall not exceed $415,000,000.

“Maturity Date” means January 2, 2031; provided that if such date is not a Business Day, then the “Maturity Date” shall be the Business Day immediately preceding such date; provided further that (a) if on June 1, 2027 (the “2027 Notes Springing Maturity Date”), the outstanding principal amount of the 2027 Notes exceeds $50,000,000 in the aggregate, then the Maturity Date shall be the 2027 Notes Springing Maturity Date, (b) if on January 15, 2028 (the “2028 Notes Springing Maturity Date”), the outstanding principal amount of the 2028 Notes exceeds $50,000,000 in the aggregate, then the Maturity Date shall be the 2028 Notes Springing Maturity Date and (c) if on November 1, 2028 (the “2029 Notes Springing Maturity Date”), the outstanding principal amount of the 2029 Notes exceeds $50,000,000 in the aggregate, then the Maturity Date shall be the 2029 Notes Springing Maturity Date.

(b)                The following defined term is hereby added to Section 1.01 where alphabetically appropriate, to read as follows:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of January 2, 2026, by and among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning given to such term in the Second Amendment.

(c)                 The defined term “Federal Funds Effective Rate” is hereby amended by replacing the phrase “as shall set forth on” contained therein with the phrase “as shall be set forth on”.

2.4                   Amendment to Section 2.07(b). Section 2.07(b) is hereby amended by adding the following sentence to the end thereof:

Notwithstanding anything to the contrary contained herein, Capital One, National Association, in its capacity as an Issuing Bank, shall not be required to issue documentary or commercial letters of credit.

2.5                   Amendment to Section 2.20(a). Section 2.20(a) is hereby amended and restated in its entirety to read as follows:

(a)                 Subject to the terms and conditions set forth herein, the Company shall have the right from time to time to cause an increase in the total Commitments of the Lenders (a “Commitment Increase”) by adding to this Agreement one or more additional financial institutions that are not already Lenders hereunder (each, a “New Lender”) or by allowing one or more existing Lenders to increase their respective Commitments; provided that (i) both before and immediately after giving effect to such Commitment Increase, no Default or Event of Default shall have occurred and be continuing as of the effective date of such Commitment Increase (such date, the “Commitment Increase Date”), (ii) no such Commitment Increase shall be in an amount less than $10,000,000, (iii) the aggregate amount of all such Commitment Increases to occur after the Second Amendment Effective Date shall not exceed $250,000,000, and after giving effect to all such Commitment Increases, the total Commitments shall not exceed $2,250,000,000, (iv) no Lender’s Commitment shall be increased without such Lender’s prior written consent (which consent may be given or withheld in such Lender’s sole and absolute discretion) and (v) each New Lender and any increase in the Commitment of an existing Lender pursuant to any Commitment Increase shall be subject to the prior written consent of the Administrative Agent and each Issuing Bank (each such consent not to be unreasonably withheld or delayed).

2.6                   Amendment to Section 9.01. The seventh paragraph of Section 9.01 is hereby amended and restated in its entirety to read as follows:

Each Lender and each Issuing Bank acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender and each Issuing Bank further represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of its business, and not for the purpose of investing in the general performance or operations of any Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, any Co-Syndication Agent, the Documentation Agent, any Lead Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Co Syndication Agent, the Documentation Agent, any Lead Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their respective Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder.

2.7                   Amendment to Article IX. Article IX is hereby amended by adding a new Section 9.04 to the end thereof to read as follows:

Section 9.04 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)                  such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)                                        the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)                                      (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)                                       such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)                In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or any Arranger, any Co-Syndication Agent, any Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

(c)                 The Administrative Agent, and each Arranger, Co-Syndication Agent and Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

2.8                   Amendments to Schedules. Schedule 3.14 and Schedule 5.14 are hereby amended and restated in their entirety to read as set forth on Schedule 3.14 and Schedule 5.14 attached to this Second Amendment.

Section 3.                             Assignment and Assumption of Commitments and Loans.

3.1                   As used in this Second Amendment, (i) the term “Existing Lenders” means the collective reference to each Lender party to the Credit Agreement immediately prior to the Second Amendment Effective Date; (ii) the term “New Lenders” means each of Fifth Third Bank, National Association and KeyBank National Association; and (iii) the term “New and Continuing Lenders” means the collective reference to each Existing Lender and each New Lender.

3.2                   Effective as of the Second Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 of this Second Amendment: (a) each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment and (ii) allow each New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments; and (b) for an agreed consideration, each Existing Lender (each, an “Assignor”) hereby irrevocably sells and assigns to each other New and Continuing Lender (each, an “Assignee”), and such Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions (as set forth in Annex 1 to Exhibit A) and the Credit Agreement, as of the Second Amendment Effective Date, immediately prior to giving effect to the terms of Section 2 of this Second Amendment, (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto, in each case, to the extent related to an amount and percentage interest of all of such outstanding rights and obligations of such Assignor under the Credit Agreement (including any participations in LC Exposure), to the extent necessary so that, after giving effect thereto, each New and Continuing Lender shall have the Applicable Percentage and Commitment set forth for such New and Continuing Lender on Schedule 2.01 attached to this Second Amendment, which Schedule 2.01 supersedes and replaces Schedule 2.01 to the Credit Agreement (and Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto); and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement and the other Loan Documents, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”; and the sales and assignments and purchases and assumptions of the Assigned Interests described in this clause (b) being referred to herein collectively as the “Assignment and Reallocation”).  Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Section 3, without representation or warranty by any Assignor. On the Second Amendment Effective Date, after giving effect to the Assignment and Reallocation, each New Lender shall become a party to the Credit Agreement, as amended by this Second Amendment, as a “Lender” and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents. The Administrative Agent, each Issuing Bank, each Existing Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Assigned Interest, and each New and Continuing Lender shall be deemed to have acquired such Assigned Interest pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), as if each Lender had executed such Assignment Agreement with respect to such Assigned Interest, pursuant to which (i) each New and Continuing Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Second Amendment Effective Date as defined herein. On the Second Amendment Effective Date, after giving effect to the Assignment and Reallocation, the Administrative Agent shall take the actions specified in Section 10.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding anything to the contrary in Section 10.04(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.

Section 4.                            Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

4.1                   The Administrative Agent, the Lenders and the Lead Arrangers shall have received all fees and other amounts due and payable to each such Person on or prior to the Second Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Credit Agreement (including, without limitation, the fees and expenses of Sidley Austin LLP, as special counsel to the Administrative Agent).

4.2                   The Administrative Agent shall have received from all of the Lenders, the Issuing Banks, and the Obligors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

4.3                   The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of each of Davis Polk & Wardwell LLP, as counsel for the Loan Parties, and Osler, Hoskin & Harcourt LLP, as counsel for MOCL, each in form and substance satisfactory to the Administrative Agent. The Company hereby requests such counsel to deliver such opinions.

4.4                   The Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date and signed by a Responsible Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

4.5                   The Administrative Agent and the Lenders shall have received (at least three Business Days prior to the Second Amendment Effective Date), and shall be reasonably satisfied in form and substance with, (i) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not limited to the Patriot Act, to the extent such documentation or other information was requested by the Administrative Agent or any such applicable Lender at least seven days prior to the Second Amendment Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrowers (provided that, upon the execution and delivery by such Lender of its signature page to this Second Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

4.6                   The Administrative Agent shall have received financial projections of the Company and its subsidiaries in form and substance reasonably satisfactory to it.

4.7                   Since December 31, 2023, there has been no change in the business, assets, operations, prospects or condition, financial or otherwise, of the Company and its Subsidiaries that, taken as a whole, has had or could reasonably be expected to have, a Material Adverse Effect.

4.8                   The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Second Amendment, the other Loan Documents or the transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

4.9                   No Default shall have occurred and be continuing.

The Administrative Agent is hereby authorized and directed to declare the occurrence of the Second Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Lenders pursuant to Section 10.02(b) of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to this Second Amendment for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

Section 5.                            Miscellaneous.

5.1                   Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2                   Ratification and Affirmation; Representations and Warranties. Each Borrower and each Guarantor (each, an “Obligor”) hereby: (a) acknowledges the terms of this Second Amendment; (b) acknowledges, ratifies and affirms its obligations and continued liability under, the Credit Agreement and the other Loan Documents to which it is party and agrees that the Credit Agreement remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments and waivers contained herein; (c) agrees that the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement, as amended hereby, and the term “Credit Agreement” as used in the other Loan Documents shall mean the Credit Agreement, as amended hereby; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this

Second Amendment: (i) all of the representations and warranties contained in the Credit Agreement are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3                   Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment.

5.4                   No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no oral agreements between the parties.

5.5                   GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT OR THIS SECOND AMENDMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE CREDIT AGREEMENT OR THIS SECOND AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE CREDIT AGREEMENT OR THIS SECOND AMENDMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

5.6                   Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.7                   Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.8                   Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

MURPHY OIL CORPORATION

By:	/s/ Atif Riaz
Name:	Atif Riaz
Title:	Vice President, Investor Relations
& Treasurer

MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL

By:	/s/ Atif Riaz
Name:	Atif Riaz
Title:	Vice President & Treasurer

MURPHY OIL COMPANY LTD.

By:	/s/ Atif Riaz
Name:	Atif Riaz
Title:	Vice President & Treasurer

GUARANTORS

MURPHY EXPLORATION & PRODUCTION COMPANY

By:	/s/ Atif Riaz
Name:	Atif Riaz
Title:	Vice President & Treasurer

Signature Page – Second Amendment to Credit Agreement

MURPHY EXPLORATION & PRODUCTION COMPANY - USA

By:	/s/ Atif Riaz
Name:	Atif Riaz
Title:	Vce President &Treasurer

Signature Page – Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Authorized Officer

Signature Page – Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as an Issuing Bank and a Lender

By:	/s/ Tommy Nguyen
Name:	Tommy Nguyen
Title:	Vice President

Signature Page – Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as an Issuing Bank and a Lender

By:	/s/ Sam Cutler
Name:	Sam Cutler
Title:	Director

Signature Page – Second Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:	/s/ Lyle Levy
Name:	Lyle Levy
Title:	Director

Signature Page – Second Amendment to Credit Agreement

MUFG BANK, LTD, as an Issuing Bank and a Lender

By:	/s/ Vidhya Rajasekar
Name:	Vidhya Rajasekar
Title:	Authorized Signatory

Signature Page – Second Amendment to Credit Agreement

BANK OZK, as an Issuing Bank and a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Executive Managing Director

Signature Page – Second Amendment to Credit Agreement

REGIONS BANK, as an Issuing Bank and a Lender

By:	/s/ Cody Chance
Name:	Cody Chance
Title:	Managing Director

Signature Page – Second Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Executive Director

Signature Page – Second Amendment to Credit Agreement

CADENCE BANK, as a Lender

By:	/s/ Troy Martinez
Name:	Troy Martinez
Title:	Assistant Vice President

Signature Page – Second Amendment to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

Signature Page – Second Amendment to Credit Agreement

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Ghislain Boukosso
Name:	Ghislain Boukosso
Title:	Director

Signature Page – Second Amendment to Credit Agreement

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Executive Director

Signature Page – Second Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Fred Gonfiantini
Name:	Fred Gonfiantini
Title:	Authorized Signatory

Signature Page – Second Amendment to Credit Agreement

KEY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Appel
Name:	Eric Appel
Title:	Senior Vice President

Signature Page – Second Amendment to Credit Agreement

CREDIT AGREEMENT

dated as of October 7, 2024

among
MURPHY OIL CORPORATION,
MURPHY EXPLORATION & PRODUCTION COMPANY – INTERNATIONAL,
and
MURPHY OIL COMPANY LTD.,
as Borrowers

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and

The Lenders Party Hereto

____________________________

Bank of america, n.a., BANK OZK, capital one, national association,

mufg bank, ltd., REGIONS BANK, AND

the bank of nova scotia, HOUSTON BRANCH
as Co-Syndication Agents

and

SUMITOMO MITSUI BANKING CORPORATION,

as Documentation Agent
____________________

JPMorgan chase bank, n.a., bofa securities, inc., BANK OZK,

CAPITAL ONE, NATIONAL ASSOCIATION, MUFG BANK, LTD.,

REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK AND

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,

as Co-Lead Arrangers and Joint Bookrunners
____________________________

Schedule 2.01
to Credit Agreement

COMMITMENTS

Lender	Amount of Commitment	Percentage of Commitment
JPMorgan Chase Bank, N.A.	$198,000,000.00	9.900000000%
Bank of Nova Scotia, Houston Branch	$198,000,000.00	9.900000000%
Capital One, National Association	$198,000,000.00	9.900000000%
MUFG Bank, Ltd.	$198,000,000.00	9.900000000%
Bank of America, N.A.	$198,000,000.00	9.900000000%
Regions Bank	$198,000,000.00	9.900000000%
Bank OZK	$198,000,000.00	9.900000000%
Sumitomo Mitsui Banking Corporation	$149,000,000.00	7.450000000%
Fifth Third Bank, National Association	$100,000,000.00	5.000000000%
KeyBank National Association	$100,000,000.00	5.000000000%
Standard Chartered Bank	$100,000,000.00	5.000000000%
Cadence Bank	$65,000,000.00	3.250000000%
Morgan Stanley Bank, N.A.	$50,000,000.00	2.500000000%
Texas Capital Bank	$50,000,000.00	2.500000000%
TOTAL:	$2,000,000,000.00	100.000000000%

Schedule 3.14
to Credit Agreement

SUBSIDIARIES

Name of Subsidiary	Type of Entity	Jurisdiction	Principal Place of Business	Chief Executive Office	Equity Interests Issued	Material Subsidiary	Guarantor/Required Subsidiary Guarantor	Excluded Canam Entity
Arkansas Oil Company	Corporation[1]	Delaware	Arkansas	Houston	100 % Common Stock[2]	No	No	No
Caledonia Land Company	Corporation	Delaware	Arkansas	Houston	100 % Common Stock	No	No	No
El Dorado Engineering Inc.	Corporation	Delaware	Arkansas	Houston	100 % Common Stock	No	No	No
El Dorado Contractors	Corporation	Delaware	Arkansas	Houston	100 % Common Stock	No	No	No
Marine Land Company	Corporation	Delaware	Arkansas	Houston	100 % Common Stock	No	No	No
Murphy Eastern Oil Company	Corporation	Delaware	Inactive	Houston	100 % Common Stock	No	No	No
Murphy Exploration & Production Company	Corporation	Delaware	Holding Company	Houston	100 % Common Stock	Yes	Guarantor	No
Murphy Building Corporation	Corporation	Delaware	Arkansas	Houston	100 % Common Stock	No	No	No
Murphy Exploration & Production Company – International	Corporation	Delaware	Worldwide	Houston	100 % Common Stock	Yes	Guarantor	No

1 All Subsidiaries are “C” corporations or the equivalent in other jurisdictions.

2 All Subsidiaries have issued common stock. There are no other classes of equity except see notes below pertaining to certain Australian entities.

Name of Subsidiary	Type of Entity	Jurisdiction	Principal Place of Business	Chief Executive Office	Equity Interests Issued	Material Subsidiary	Guarantor/Required Subsidiary Guarantor	Excluded Canam Entity

Canam Offshore LLC	Limited Liability Company	Delaware	Holding Company	Houston	100 % Membership Units	No	No	No
Canam Offshore Limited	Corporation	Bahamas	Holding Company	Nassau	100 % Common Stock	Yes	No	Yes
Canam Brunei Oil Ltd.	Corporation	Bahamas	Brunei	Houston	100 % Common Stock	No	No	Yes
Murphy Peninsular Malaysia Oil Co., Ltd.	Corporation	Bahamas	Malaysia	Houston	100 % Common Stock	No	No	Yes
Murphy Cuu Long Tay Oil Co., Ltd.	Corporation	Bahamas	Vietnam	Ho Chi Minh City	100% Common Stock	No	No	Yes
El Dorado Exploration, S.A.	Corporation	Delaware	Inactive	N/A	100 % Common Stock	No	No	No
El Dorado Exploracion y Produccion, S.de R.L. de C.V.	Corporation	Mexico	Mexico	Houston	100 % Common Stock	No	No	No
Murphy Asia Oil Co., Ltd.	Corporation	Bahamas	SE Asia	Houston	100 % Common Stock	No	No	No
Murphy Australia Holdings Pty. Ltd	Corporation	Western Australia	Australia	Perth	100% Preferred[3]	No	No	No
Murphy Australia AC/P 58 Oil Pty. Ltd.	Corporation	Western Australia	Australia	Perth	~17% Preferred[4] ~83% Common Stock	No	No	No

3 Non-redeemable preferred shares.

4 See note no. 3 above.

Name of Subsidiary	Type of Entity	Jurisdiction	Principal Place of Business	Chief Executive Office	Equity Interests Issued	Material Subsidiary	Guarantor/Required Subsidiary Guarantor	Excluded Canam Entity

Murphy Australia Oil Pty. Ltd	Corporation	Western Australia	Australia	Perth	100% Preferred[5]	No	No	No
Murphy Australia AC/P 36 Oil Pty. Limited	Corporation	Western Australia	Australia	Perth	100 % Common Stock	No	No	No
Murphy Australia WA-481-P Oil Pty. Ltd.	Corporation	Western Australia	Australia	Perth	~4% Preferred[6] ~96% Common Stock	No	No	No
Murphy Brazil Exploracao e Producao de Petroleo e Gas Ltda.	Corporation	Brazil	Brazil	N/A7	100 % Common Stock	No	No	No
Murphy Cuu Long Bac Oil Co., Ltd.	Corporation	Bahamas	Vietnam	Ho Chi Minh City	100 % Common Stock	No	No	No
Murphy Dai Nam Oil Co., Ltd.	Corporation	Bahamas	Vietnam	Ho Chi Minh City	100 % Common Stock	No	No	No
Murphy Equatorial Guinea Oil Co., Ltd.	Corporation	Bahamas	Equatorial Guinea[8]	N/A	100 % Common Stock	No	No	No
Murphy Luderitz Oil Co., Ltd.	Corporation	Bahamas	Namibia	N/A	100 % Common Stock	No	No	No
Murphy Nha Trang Oil Co., Ltd.	Corporation	Bahamas	Vietnam	Ho Chi Minh City	100 % Common Stock	No	No	No
Murphy Overseas Ventures Inc.	Corporation	Delaware	Worldwide	Houston	100 % Common Stock	No	No	No

5 See note no. 3 above.

6 See note no. 3 above.

7 No office has been established.

8 Murphy has exited Equatorial Guinea.

Name of Subsidiary	Type of Entity	Jurisdiction	Principal Place of Business	Chief Executive Office	Equity Interests Issued	Material Subsidiary	Guarantor/Required Subsidiary Guarantor	Excluded Canam Entity

Murphy Phuong Nam Oil Co., Ltd.	Corporation	Bahamas	Vietnam	Ho Chi Minh City	100 % Common Stock	No	No	No
Murphy Spain Oil Company	Corporation	Delaware	Spain	Madrid[9]	100 % Common Stock	No	No	No
Murphy West Africa, Ltd.	Corporation	Bahamas	Republic of Congo[10]	N/A	100 % Common Stock	No	No	No
Murphy Worldwide, Inc.	Corporation	Delaware	Worldwide	Houston	100 % Common Stock	No	No	No
Murphy Offshore Oil Co. Ltd.	Corporation	Bahamas	Worldwide	Nassau	100 % Common Stock	No	No	No
Murphy Netherlands Holdings B.V.	Corporation	Netherlands	Netherlands	N/A11	100 % Common Stock	No	No	No
Murphy Netherlands Holdings II B.V.	Corporation	Netherlands	Netherlands	N/A	100 % Common Stock	No	No	No
Murphy Sur, S. de R. L. de C.V.	Corporation	Mexico	Mexico	N/A12	100 % Common Stock	No	No	No
Murphy Exploration & Production Company – USA	Corporation	Delaware	United States	Houston	100 % Common Stock	Yes	Guarantor	No
MP Gulf of Mexico, LLC	Limited Liability Company	Delaware	United States	Houston	80% Membership Units	Yes	No	No

9 Branch office in process of winding down.

10 Murphy has exited Congo.

11 No offices have been established in the Netherlands.

12 No offices have been established in Mexico.

Name of Subsidiary	Type of Entity	Jurisdiction	Principal Place of Business	Chief Executive Office	Equity Interests Issued	Material Subsidiary	Guarantor/Required Subsidiary Guarantor	Excluded Canam Entity
Murphy Oil Company Ltd.	Corporation	Canada	Canada	Calgary	100 % Common Stock	Yes	No	No
New Murphy Oil (UK) Corporation	Corporation	Delaware	Holding Company	Houston	100 % Common Stock	No	No	No
Murphy Petroleum Limited	Corporation	England	U.K.	N/A13	100 % Common Stock	No	No	No
Murco Petroleum Limited	Corporation	England	U.K.	N/A	100 % Common Stock	No	No	No
Murphy Exploration Holdings, LLC	Limited Liability Company	Delaware	Holding Company	Houston	100 % Membership Units	No	No	No
Murphy CI-102 Oil Co., Ltd.	Corporation	Bahamas	Cote d’Ivoire	Houston	100% Common Stock	No	No	No
Murphy CI-103 Oil Co., Ltd.	Corporation	Bahamas	Cote d’Ivoire	Houston	100% Common Stock	No	No	No
Murphy CI-502 Oil Co., Ltd.	Corporation	Bahamas	Cote d’Ivoire	Houston	100% Common Stock	No	No	No
Murphy CI-531 Oil Co., Ltd.	Corporation	Bahamas	Cote d’Ivoire	Houston	100% Common Stock	No	No	No
Murphy CI-709 Oil Co., Ltd.	Corporation	Bahamas	Cote d’Ivoire	Houston	100% Common Stock	No	No	No

13 Murphy no longer has continuing operations in the U.K.

Schedule 5.14
to Credit Agreement

ACCOUNTS

Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)
Murphy Oil Corporation - General (Wires)	Bank of America, N. A., New York, NY	USD A/C # 004451259985	Depository Account	Y
Murphy Oil Corporation - CDA (ACH/Check)	Bank of America, N. A., New York, NY	USD A/C # 003359985473	Depository Account	Y
Murphy Oil Corporation - Lease Rental	Bank of America, N. A., New York, NY	USD A/C # 003359985481	Depository Account	Y
Murphy Exploration & Production Company	Bank of America, N. A., New York, NY	USD A/C # 004451259862	Depository Account	Y
Canam Offshore Limited	Bank of America, N. A., New York, NY	USD A/C # 004451259859	Depository Account	Y
Caledonia Land Company	Cadence Bank	USD A/C # 6400074404	Depository Account	N
Marine Land Company	Cadence Bank	USD A/C # 6400074412	Depository Account	N
Murphy Brasil Exploracao E. Producao De Petroleo E Gas Ltda.	Bank of America, Sao Paulo, Brazil	BRL A/C #11057015	Depository Account	N
Canam Brunei Oil Ltd.	J. P. Morgan Chase Bank Berhad Kuala Lumpur, Malaysia	USD A/C # 0076953752	Depository Account	N
Murphy Oil Corporation	Capital One Bank N. A.	USD A/C # 4670140461	Money Market Cash Account	N
Murphy Oil Corporation	J. P. Morgan Chase Bank, New York, NY	USD A/C # 325-008361	Depository Account	N
Murphy Oil Corporation	Standard Chartered Bank, New York, NY	USD A/C # 3582028099001	Depository Account	N
New Murphy Oil (UK) Corporation	Bank of America, N. A., New York, NY	USD A/C # 004451259901	Depository Account	Y
MP Gulf of Mexico, LLC	Bank of America, N. A., New York, NY	USD A/C # 4451312783	Depository Account	Y
MP Gulf of Mexico, LLC	Bank of America, N. A., New York, NY	USD A/C # 3359992560	Controlled Disbursement Account	N
Murphy Sur S de RL de CV	Bank of America Mexico, S. A., Mexico	USD A/C# 14633028	Depository Account	N
Murphy Sur S de RL de CV	Bank of America Mexico, S. A., Mexico	MXN A/C# 14633010	Depository Account	N
Murphy Netherlands Holdings BV	Bank of America Merrill Lynch Intl Ltd., Amsterdam	USD A/C # 20451013	Depository Account	N
Murphy Netherlands Holdings II BV	Bank of America Merrill Lynch Intl Ltd., Amsterdam	USD A/C # 20452011	Depository Account	N

Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)

Murphy Nha Trang Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958900 USD A/C # 0076958206 VND A/C # 0076958205	Depository Account	N
Murphy Phuong Nam Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958246 VND A/C # 0076958245	Depository Account	N
Murphy Cuu Long Bac Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958910 USD A/C # 0076958288 VND A/C # 0076958301	Depository Account	N
Murphy Cuu Long Tay Oil Co., Ltd.	J. P. Morgan Chase Bank Ho Chi Minh Branch, Vietnam	USD A/C # 0076958920 USD A/C # 0076958392 VND A/C # 0076958391	Depository Account	N
Murphy Oil Corporation	J. P. Morgan Chase Bank, New York, NY	USD A/C # 5029438	Money Market Cash Account	N
Murphy Oil Corporation	Regions Bank	USD A/C # 0179852122	Money Market Cash Account	N
Murphy Oil Corporation	Bank of America, New York, NY	USD A/C # 5S4-04P36-1-7 EJE	Money Market Cash Account	N
Muprhy Oil Corporation	MUFG	USD A/C # 0820000973	Money Market Cash Account	N
Murphy Oil Corporation	Cadence Bank	USD A/C # 78660842	Money Market Cash Account	N
Murphy Oil Corporation	Sumitomo Mitsui Banking Corporation (SMBC)	USD A/C # 370823	Money Market Cash Account	N
Murphy Australia Oil Pty. Ltd.	J. P. Morgan Chase Bank, Sydney, Australia	AUD A/C # 083602700 USD A/C # 0083602735	Depository Account	N
Murphy Australia AC/P58 Oil Pty Ltd.	J. P. Morgan Chase Bank, Sydney, Australia	USD A/C # 0083602882	Depository Account	N
Murphy Petroleum Ltd.	Bank of America NA London, UK	GBP A/C # 80451017 USD A/C # 80451025	Depository Account	N
MURCO Petroleum Ltd.	Bank of America NA London, UK	GBP A/C # 80449020 USD A/C # 80449012	Depository Account	N
Murphy Oil Corporation	MUFG / Union Bank	General USD A/C # 0021420914	Depository Account	N
Murphy Spain Oil Company	Bank of America Merrill Lynch Intl Ltd.	EUR A/C # ES79 1485 0001 0900 3663 1014	Depository Account	N
Murphy Exploration & Production Company – USA/Y Bar Ranch Ltd.	JP Morgan Chase Bank, N.A.	USA A/C # 52807496	Escrow Account	Y

Account	Financial Institution or Intermediary	Account Number	Account Type	Excluded DDA (Y/N)
Murphy Oil Corporation	Scotiabank, Ontario, Canada	CDN A/C # 129890008818	Depository Account	N
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 10009 0439118	Depository Account	N
USD A/C # 129898926913
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 129890007013	Pool Accounts	N
USD A/C # 129890349518
Murphy Canada Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 12989 0003816	Depository Account	N
USD A/C # 12989 0350311
Murphy Oil Canada	Scotiabank, Ontario, Canada	CDN A/C # 12989 0005010	Depository Account	N
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	USD A/C # 800-50673	Investment Account	N
Murphy Oil Company Ltd.	MUFG Bank, Ltd.	USD A/C #0820001619	Investment Account	N
Murphy Oil Company Ltd.	Scotiabank, Ontario, Canada	CDN A/C # 78047309-14 CDN A/C # 78047311-10 CDN A/C # 78047312-19 CDN A/C # 78047308-15 CDN A/C # 78049077-10	Trust Account	N
Murphy Exploration & Production Company - International	Bank of America, N. A., New York, NY	USD A/C # 4451452041	Depository Account	Y
Murphy Oil Corporation - Royalty (ACH/Check	Bank of America, N. A., New York, NY	USD A/C # 4451688857	Depository Account	N
MP Gulf of Mexico, LLC - Royalty (ACH/Check)	Bank of America, N. A., New York, NY	USD A/C # 4451688860	Depository Account	N
Murphy CI-102 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028403001 XOF A/C # 01-001-204000-00	Depository Account	N
Murphy CI-103 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028404001 XOF A/C # 01-001-203951-00	Depository Account	N
Murphy CI-502 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028405001 XOF A/C # 01-001-203997-00	Depository Account	N
Murphy CI-531 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028406001 XOF A/C # 01-001-203994-00	Depository Account	N
Murphy CI-709 Oil Co., LTD	Standard Chartered Bank	USD A/C # 3582028408001 XOF A/C # 01-001-203993-00	Depository Account	N
Murphy Oil Corporation	Bank of America, New York, NY	USA A/C # 4451938057	Controlled Disbursement Account	Y
Murphy Oil Corporation	Texas Capital Bank, N.A.	USD A/C # 2400079580	Money Market Cash Account	N
Murphy Oil Corporation	Bank OZK	2804851771	Money Market Cash Account	N